UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
Form 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):	November 3, 2016
Mettler-Toledo International Inc.
(Exact name of registrant as specified in its charter)

Delaware	File No. 001-13595	13-3668641
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1900 Polaris Parkway Columbus, OH and Im Langacher, P.O. Box MT-100 CH Greifensee, Switzerland	43240 and 8606
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: 1-614-438-4511 and +41-44-944-22-11

(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

o	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
o	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
o	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
o	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On November 3, 2016, Mettler-Toledo International Inc.'s (the "Company") Board of Directors and Mr. William P. Donnelly, its Executive Vice President and principal financial officer, agreed to amend the terms of Mr. Donnelly's Employment Agreement dated November 10, 1997.

The amendment calls for a base salary of $225,000 annually for Mr. Donnelly. Pursuant to the amendment, starting with the first stock option vesting to occur in 2017, the percentage of options vesting on each vesting date under previously granted stock options will be reduced by 50%. These amendments are to accommodate Mr. Donnelly's transition toward leaving the Company at the end of 2018. All other terms of Mr. Donnelly's employment agreement are unchanged.

This description of the employment agreement amendment is qualified by reference to the full text of the amendment, which is attached to this report as Exhibit 10.1.

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On November 3, 2016, the Company's Board of Directors amended the By-laws of the Company to implement a proxy access by-law, effective immediately.

Article I, Section 13 was added to the By-laws, and permits a stockholder, or a group of up to 20 stockholders, owning 3% or more of the Company's outstanding common stock continuously for at least three years to nominate and include in the Company's proxy materials directors constituting up to 20% of the board, provided that the stockholder(s) and the nominee(s) satisfy the requirements specified in Article I, Section 13.

The foregoing description of the amendment does not purport to be complete and is qualified in its entirety by reference to the full text of (i) the prior By-laws, as amended and restated on May 7, 2015, a copy of which is filed as Exhibit 3.1 to the Company's Report on Form 8-K dated May 11, 2015, and (ii) the By-laws as amended and restated on November 3, 2016, a copy of which is attached hereto as Exhibit 3.1 and incorporated herein by reference.

Item 9.01.    Financial Statements and Exhibits.

Exhibit No.	Description
3.1	Amended By-Laws of Mettler-Toledo International Inc., effective as of November 3, 2016.
10.1	Amended Employment Agreement between Mettler-Toledo International Inc. and William P. Donnelly, dated November 3, 2016.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

METTLER-TOLEDO INTERNATIONAL INC.
Dated:	November 8, 2016	By:	/s/ James T. Bellerjeau
James T. Bellerjeau

General Counsel

Exhibit Index

Exhibit No.    Description

3.1	Amended By-Laws of Mettler-Toledo International Inc., effective as of November 3, 2016.

10.1	Amended Employment Agreement between Mettler-Toledo International Inc. and William P. Donnelly, dated November 3, 2016.

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